UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 13, 2006
Williams Partners L.P.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-32599 (Commission File Number)	20-2485124 (IRS Employer Identification No.)

One Williams Center Tulsa, Oklahoma (Address of principal executive offices)	74172-0172 (Zip Code)
Registrant’s telephone number, including area code: (918) 573-2000
NOT APPLICABLE
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
Item 1.02 Termination of a Material Definitive Agreement
Item 2.01 Completion of Acquisition or Disposition of Assets.
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
Item 3.02 Unregistered Sales of Equity Securities
Item 3.03 Material Modification to Rights of Security Holders
Item 5.03 Amendment to Articles of Incorporation or Bylaws
Item 7.01 Regulation FD Disclosure.
Item 9.01 Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
Amendment No. 3 to the Amended and Restated LLC Agreement
Indenture
Registration Rights Agreement
Registration Rights Agreement
Contribution, Conveyance and Assumption Agreement
Press Release

Item 1.01 Entry into a Material Definitive Agreement.
Indenture
     On December 13, 2006, Williams Partners L.P. (the “Partnership”) and Williams Partners Finance Corporation, a wholly owned subsidiary of the Partnership (“Williams Finance,” and together with the Partnership, the “Issuers”), entered into an Indenture (the “Indenture”) with The Bank of New York, as trustee (the “Trustee”), in connection with the issuance and sale of $600 million aggregate principal amount of 7 1/4% Senior Notes due 2017 (the “Notes”) in the Partnership’s previously announced private placement (the “Debt Private Placement”) (i) to qualified institutional buyers pursuant to the exemptions from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”) afforded by Section 4(2) of the Act and Rule 144A of the Act, and (ii) outside the United States in compliance with Regulation S under the Securities Act. Please read Item 2.03 below which describes the material terms of the Indenture and which is incorporated into this item in its entirety by reference. The Indenture is filed as Exhibit 4.1 to this Form 8-K and is incorporated herein by reference.
Notes
     On December 13, 2006, the Issuers executed and delivered the Notes. Please read the description of the material terms of the Notes in Item 2.03 below which is incorporated into this item in its entirety by reference. The form of the Notes delivered by the Issuers is filed as Exhibit 4.2 to this Form 8-K and is incorporated herein by reference.
Debt Registration Rights Agreement
     On December 13, 2006, the Issuers and Citigroup Global Markets Inc., Lehman Brothers Inc., and Merrill Lynch, Pierce, Fenner & Smith Incorporated (the “Representatives”), as representatives of the Initial Purchasers, entered into a registration rights agreement (the “Debt Registration Rights Agreement”) providing the holders of the Notes certain rights relating to the registration of the Notes under the Act. Please read the description of the material terms of the Debt Registration Rights Agreement in Item 2.03 below which is incorporated into this item in its entirety by reference. The Debt Registration Rights Agreement is filed as Exhibit 4.3 to this Form 8-K and is incorporated herein by reference.
Equity Registration Rights Agreement
     The Partnership previously announced in its Form 8-K filed on December 4, 2006 that it had entered into a Common Unit and Class B Unit Purchase Agreement (the “Unit Purchase Agreement”) with certain qualified institutional buyers (the “Equity Purchasers”) to sell approximately $350.0 million of common units representing limited partnership interests of the Partnership (the “Common Units”) and Class B units (the “Class B Units”) representing limited partner interests of the Partnership (“Class B Units”) to qualified institutional buyers in a private placement (the “Equity Private Placement”). The Partnership issued and sold 2,905,030 Common Units and 6,805,492 Class B Units to the Equity Purchasers pursuant to the Unit Purchase Agreement on December 13, 2006. The description of the Unit Purchase Agreement and the terms of the Class B Units contained in the Partnership’s 8-K filed on December 4, 2006 is incorporated herein by reference.
     In connection with the Unit Purchase Agreement, the Partnership entered into a registration rights agreement (the “Equity Registration Rights Agreement”) dated December 13, 2006 with the Equity Purchasers. A copy of the Equity Registration Rights Agreement is filed as Exhibit 4.4 to this Form 8-K and is incorporated herein by reference. Pursuant to the Equity Registration Rights Agreement, the Partnership is required to file a shelf registration statement to register the Common Units and the common units issuable upon conversion of the Class B Units issued to the Equity Purchasers within 30 days, and use its commercially reasonable efforts to cause the registration statement to become effective within 60 days of the closing of the Equity Private Placement. In addition, the Equity Registration Rights Agreement gives the Equity Purchasers piggyback registration rights under certain circumstances. These registration rights are transferable to affiliates and, in certain circumstances, to third parties.
     If the shelf registration statement is not effective within 90 days of the closing date of the Equity Private Placement, then the Partnership must pay the Equity Purchasers liquidated damages of 0.25% of the product of the purchase price times the number of registrable securities held by the Equity Purchasers per 30-day period for the first 60 days following the 90th day. This amount will increase by an additional 0.25% of the product of the purchase price times the number of registrable securities held by the Equity Purchasers per 30-day period for each subsequent 60 days, up to a maximum of 1.0% of the product of the purchase price times the number of registrable securities held by the Equity Purchasers per 30-day period. The aggregate amount of liquidated damages the Partnership must pay will not exceed 10.0% of the aggregate purchase price.

Contribution Agreement
     The Partnership previously announced that it had entered into a Purchase and Sale Agreement (the “PSA”) with Williams Energy Services, LLC (“WES”), Williams Field Services Group, LLC (“WFSG”), Williams Field Services Company, LLC (“WFSC”), Williams Partners GP LLC, the general partner of the Partnership (the “General Partner”), and Williams Partners Operating LLC, the operating subsidiary of the Partnership (“Williams OLLC”), pursuant to which the Partnership would acquire the remaining 74.9% limited liability company interest (the “Four Corners Interest”) in Williams Four Corners LLC, a Delaware limited liability company (“Four Corners”) that it did not previously own. The description of the PSA contained in the Partnership’s Form 8-K filed on November 21, 2006 is incorporated herein by reference and the PSA is filed as Exhibit 2.1 to this Form 8-K and is incorporated herein by reference.
     In accordance with the PSA, on December 13, 2006, the Partnership, OLLC, WES, WFSG, WFSC and the General Partner entered into a Contribution, Conveyance and Assumption Agreement (the “Contribution Agreement”) pursuant to which WES, WFSG, WFSC and the General Partner contributed the Four Corners Interest to the Partnership in exchange for aggregate consideration of $1.223 billion. The Partnership subsequently contributed the Four Corners Interest to OLLC. The Partnership used the net proceeds from the Debt Private Placement, the Equity Private Placement and its previously announced underwritten public offering of Common Units (the “Public Equity Offering”) to fund the aggregate consideration for the Four Corners Interest. The Contribution Agreement is filed as Exhibit 10.1 to this Form 8-K and is incorporated herein by reference.
     The board of directors of the general partner of Williams Partners approved the transaction based on a recommendation from its conflicts committee. The conflicts committee, which is comprised entirely of independent directors, retained independent legal and financial advisers to assist it in evaluating and negotiating the transaction.
Amended and Restated Four Corners LLC Agreement
     In connection with the closing of the transactions contemplated by the PSA and the Contribution Agreement, on December 13, 2006, Williams OLLC entered into a Second Amended and Restated Limited Liability Company Agreement of Four Corners, as the sole member of Four Corners.
Relationships
     The Williams Companies, Inc. (“Williams”) directly or indirectly owns (i) 100% of the General Partner, which allows it to control the Partnership, and (ii) 100% of WES, WFSG, WFSC. In addition, Williams indirectly owns an approximate 20.5% limited partner interest in the Partnership. Further, certain officers and directors of the General Partner serve as officers and/or directors of Williams, WES, WFSG, WFSC and Four Corners. The General Partner serves as the general partner of the Partnership, holding a 2% general partner interest and incentive distribution rights in the Partnership. The Partnership is a party to an Omnibus Agreement with Williams and its affiliates that governs our relationship with them regarding the following matters: (i) reimbursement of certain general and administrative expenses; (ii) indemnification for certain environmental liabilities, tax liabilities and right-of-way defects; (iii) reimbursement for certain expenditures; and (iv) a license for the use of certain software and intellectual property. The Partnership is also party to a $20 million Working Capital Loan Agreement with Williams as the lender and the Partnership as the borrower. Further, the Partnership and Williams are both party to a $1.5 billion Credit Agreement (the “Credit Agreement”) with certain lenders whereby the Partnership is permitted to borrow up to $75 million for general partnership purposes, including acquisitions. For additional relationships between Williams and its affiliates and the Partnership, please read “Certain Relationships and Related Transactions” in the prospectus supplement, dated December 6, 2006, filed by the Partnership with the Securities and Exchange Commission (the “SEC”).
     Citigroup Global Markets Inc. and Lehman Brothers Inc., served as underwriters in the Public Equity Offering, initial purchasers in the Debt Private Placement and as Williams’ financial advisor in connection with the Partnership’s acquisition of the remaining interest in Four Corners. Lehman Brothers also served as placement agent in the Equity Private Placement. Affiliates of certain of the underwriters and initial purchasers are lenders or agents under the Credit Agreement and received customary fees for such services. Certain underwriters and initial purchasers have performed and may in the future perform investment banking, advisory and other banking services for Williams and the Partnership from time to time for which they received or may receive customary fees and expenses.
Item 1.02 Termination of a Material Definitive Agreement
     In connection with the closing of the transactions contemplated by the PSA and the Contribution Agreement, on December 13, 2006, Four Corners and Williams mutually agreed to terminate the $20 million loan agreement between Four Corners and Williams dated June 20, 2006 (the “Loan Agreement”). There were no outstanding borrowings under the Loan Agreement at the time of its termination.
     The Loan Agreement was revolving in nature and available to fund Four Corner’s working capital borrowings and for other purposes. Interest under the Loan Agreement was the one-month LIBOR rate (as defined in the Loan Agreement) at the time of borrowing. Borrowings under the Loan Agreement were to mature on June 20, 2009. The Loan Agreement permitted Four Corners to prepay all or any amounts outstanding under the Loan Agreement at any time without penalty.
     For a description of any material relationship between the Partnership and Williams, please see the relationships discussed above under the caption “Relationships” in Item 1.01 above.
Item 2.01 Completion of Acquisition or Disposition of Assets.
     The information discussed under the caption “Contribution Agreement” in Item 1.01 above is incorporated herein by reference. The financial statements with respect to the acquisition by the Partnership of the Four Corners Interest will be filed as noted in Item 9.01 below.
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
     The information set forth under the captions “Indenture,” “Notes” and “Debt Registration Rights Agreement” under Item 1.01 above are incorporated herein by reference.
     On December 13, 2006, pursuant to the Purchase Agreement with the Initial Purchasers, the Issuers sold the Notes to the Initial Purchasers at an offering price of 100% of the aggregate principal amount of $600 million plus accrued interest, if any, from December 13, 2006, less a customary discount to the Initial Purchasers. The Debt Private Placement was conducted in accordance with the exemptions from the registration requirements of the Act afforded by Section 4(2) of the Act and Rule 144A under the Act, and outside the United States in compliance with Regulation S under the Act. The Notes have not been registered under the Act and are subject to restrictions on transfer.
     The terms of the Notes are governed by the Indenture. The Indenture contains affirmative and negative covenants that, among other things, limit (1) the Partnership’s ability and the ability of its subsidiaries to incur liens securing indebtedness, (2) mergers, consolidations and transfers of all or substantially all of the Issuers’ properties or assets, (3) Williams Finance’s ability to incur additional indebtedness and (4) Williams Finance’s ability to engage in any business not related to obtaining money or arranging financing for the Partnership or its other subsidiaries. The Partnership owns a minority interest in Discovery Producer Services LLC (“DPS”). The Partnership uses the equity method of accounting for its investment in DPS and it will be classified as its subsidiary under the Indenture so long as the Partnership continues to own a minority interest in such entity. As a result, DPS will not be subject to the restrictive covenants in the Indenture. The Indenture also contains customary events of default, upon which the Trustee or the holders of the Notes may declare all outstanding Notes to be due and payable immediately.
     Pursuant to the Indenture, the Issuers may issue additional notes from time to time after the Debt Private Placement. The Notes and any additional notes subsequently issued under the Indenture, together with any exchange notes, will be treated as a single class for all purposes under the Indenture, including, without limitation, waivers, amendments, redemptions and offers to purchase.
     The Notes will be senior unsecured obligations of the Issuers and will rank equally in right of payment with all of the Issuers’ other senior indebtedness and senior to all future indebtedness of the Issuers that is expressly subordinated in right of payment to the Notes. The Notes will not initially be guaranteed by any of the Partnership’s subsidiaries. In the future in certain instances as set forth in the Indenture, one or more of the Partnership’s subsidiaries may be required to guarantee the Notes.
     The Notes bear interest at 7 1/4% per annum payable semi-annually in arrears on February 1 and August 1 of each year, starting on August 1, 2007. The Issuers will make each interest payment to the holders of record on the immediately preceding January 15 and July 15. The Notes mature on February 1, 2017.
     The Issuers may redeem the Notes at their option in whole or in part at any time or from time to time at a redemption price per note equal to the sum of (1) the principal amount thereof, plus (2) accrued and unpaid interest, if any, to the redemption date, plus (3) a specified “make whole” premium (as defined in the Indenture). Additionally, upon a change of control (as defined in the Indenture), each holder of the Notes will have the right to require the Issuers to repurchase all or any part of such holder’s Notes at a price equal to 101% of the principal amount of the Notes plus accrued and unpaid interest. Except upon a change of control as described in this paragraph, neither of the Issuers is required to make mandatory redemption payments with respect to the Notes or to repurchase the Notes at the option of the holders.
     In connection with the offering of the Notes, the Issuers also entered into the Debt Registration Rights Agreement with the Representatives. Pursuant to the Debt Registration Rights Agreement, the Issuers agreed to conduct a registered exchange offer (a “Registered Exchange Offer”) for the Notes or cause to become effective a shelf registration statement providing for resale of the Notes. The Issuers are required to: (i) file a registration statement (the “Exchange Offer Registration Statement”) within 270 days after the issue date of the Notes; (ii) use commercially reasonable efforts to cause such Exchange Offer Registration Statement to become effective within 360 days after the issue date of the Notes; (iii) after the effectiveness of the Exchange Offer Registration Statement, promptly commence the Registered Exchange Offer of the exchange notes in exchange for the Notes; and (iv) use commercially reasonable efforts to consummate the Registered Exchange Offer within 40 business days after the effectiveness of the Exchange Offer Registration Statement. If the Issuers are unable to consummate a Registered Exchange Offer within 40 business days after the effectiveness of the Exchange Offer Registration Statement or for other reasons, they will, subject to certain exceptions, be required to file a shelf registration statement with the Commission covering resales of the Notes or the exchange notes, as the case may be, and to obtain and maintain effectiveness of such shelf registration statement for certain periods of time as set forth in the Debt Registration Rights Agreement.
     If the Issuers fail to comply with certain obligations under the Debt Registration Rights Agreement (a “Registration Default”), they will be required to pay liquidated damages in the form of additional cash interest to the holders of the Notes. Upon the occurrence of a Registration Default, the interest rate on the Notes shall be increased by 0.25% per annum during the 90-day period immediately following the occurrence of such Registration Default and shall increase by 0.25% per annum 90 days thereafter until all Registration Defaults have been cured, but in no event shall such aggregate additional interest exceed 0.50% per annum. The Issuers shall not be required to pay additional interest for more than one Registration Default at any given time. Following the cure of all Registration Defaults relating to any particular Notes, the interest rate borne by the relevant Notes will be reduced to the original interest rate borne by such Notes.
Item 3.02 Unregistered Sales of Equity Securities
     The information set forth above under the caption “Equity Registration Rights Agreement” in Item 1.01 is incorporated herein by reference.
Item 3.03 Material Modification to Rights of Security Holders
     The information set forth in Item 5.03 below is incorporated herein by reference.
Item 5.03 Amendment to Articles of Incorporation or Bylaws
     In connection with the closing of the transaction under the Unit Purchase Agreement, the General Partner entered into Amendment No. 3 to the Amended and Restated Agreement of Limited Partnership of the Partnership effective December 13, 2006 (the “Amendment No. 3”) in order to provide for the issuance of the Class B Units and the Common Units pursuant to the Unit Purchase Agreement. A copy of Amendment No. 3 is filed as Exhibit 3.1 to this Form 8-K and is incorporated herein by reference.
     The Class B Units established by Amendment No. 3 are subordinated to the Common Units and senior to subordinated units (i) with respect to the payment of the minimum quarterly distribution (including any arrearages with respect to the minimum quarterly distributions from prior periods) and (ii) in the event of liquidation of the Partnership. The Class B Units will convert into Common Units on a one-for-one basis upon the approval of a majority of the votes cast by common unitholders, provided that the total number of votes cast is at least a majority of common units eligible to vote (excluding common units held by Williams and its affiliates). Amendment No. 3 provides that the Partnership will hold a special meeting of its unitholders to consider the conversion as soon as practicable but not later than 180 days following the issuance of the Class B Units. If the Partnership has not obtained the requisite unitholder approval of the conversion of the Class B units within 180 days, the Class B Units will be entitled to receive 115% of the quarterly distribution payable on each of the Partnership’s common units, subject to the subordination provisions described above.
     The Class B Units provided for by Amendment No. 3 will represent a separate class of the Partnership’s limited partner interests. The Class B Units have the same voting rights as if they were outstanding Common Units and will be entitled to vote as a separate class on any matters that materially adversely affects the rights or preferences of the Class B Units in related to other classes of partnership interests or as required by law. The Class B Units will not be entitled to vote on the approval of the conversion of the Class B Units into Common Units under Amendment No. 3 as described above.
Item 7.01 Regulation FD Disclosure.
     On June 20, 2006, the Partnership issued a press release announcing the closing of (i) the sale of the Four Corners Interest by Williams to the Partnership and (ii) its previously announced Public Equity Offering, Debt Private Placement and Equity Private Placement. A copy of the press release is furnished and attached as Exhibit 99.1 hereto and is incorporated herein by reference.

     The press release is being furnished pursuant to Item 7.01 and is not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor is it subject to the liabilities of that section and is not deemed incorporated by reference in any filing by the Partnership under the Act.
Item 9.01 Financial Statements and Exhibits.
(a)	Financial statements of businesses acquired.

In accordance with Item 9.01(a)(4) of Form 8-K, the required financial statements with respect to the acquisition of the Four Corners Interest will be provided within 71 calendar days of December 19, 2006.

(b)	Pro forma financial information.

In accordance with Item 9.01(b)(2) of Form 8-K, the required pro forma financial information with respect to the acquisition of the Four Corners Interest will be provided within 71 calendar days of December 19, 2006.

(c)	Not applicable.

(d)	Exhibits.

Exhibit Number	Description
+ # Exhibit 2.1	Purchase and Sale Agreement, dated November 16, 2006, by and among Williams Energy Services, LLC, Williams Field Services Group, LLC, Williams Field Services Company, LLC, Williams Partners GP LLC, Williams Partners L.P. and Williams Partners Operating LLC (incorporated by reference to Exhibit 2.1 to Williams Partners L.P.’s Form 8-K (File No. 001-32599) filed with the SEC on November 21, 2006).

Exhibit 3.1	Amendment No. 3 to the Amended and Restated Limited Liability Company Agreement of Williams Partners L.P. dated December 13, 2006.

Exhibit 4.1	Indenture, dated December 13, 2006, by and among Williams Partners L.P., Williams Partners Finance Corporation and The Bank of New York.

Exhibit 4.2	Form of 7 1/4% Senior Note due 2017 (included as Exhibit 1 to Rule144A/Regulation S Appendix of Exhibit 4.1 hereto).

Exhibit 4.3	Registration Rights Agreement, dated December 13, 2006, by and between Williams Partners L.P., Williams Partners Finance Corporation, Citigroup Global Markets Inc., Lehman Brothers Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated.

Exhibit 4.4	Registration Rights Agreement, dated December 13, 2006, by and between Williams Partners L.P. and the purchasers named therein.

Exhibit 10.1	Contribution, Conveyance and Assumption Agreement, dated December 13, 2006, by and among Williams Energy Services, LLC, Williams Field Services Company, LLC, Williams Field Services Group, LLC, Williams Partners GP LLC, Williams Partners L.P. and Williams Partners Operating LLC.

Exhibit 99.1	Press Release of Williams Partners L.P. dated December 13, 2006.

+	Incorporated by reference.

#	Pursuant to Item 601(b)(2) of Regulation S-K, the Registrant agrees to furnish supplementally a copy of any omitted exhibit or schedule to the SEC upon request.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WILLIAMS PARTNERS L.P.
	By:	Williams Partners GP LLC, its General Partner
Date: December 19, 2006		/s/ Alan S. Armstrong
Alan S. Armstrong Chief Operating Officer

EXHIBIT INDEX

Exhibit Number	Description
+ # Exhibit 2.1	Purchase and Sale Agreement, dated November 16, 2006, by and among Williams Energy Services, LLC, Williams Field Services Group, LLC, Williams Field Services Company, LLC, Williams Partners GP LLC, Williams Partners L.P. and Williams Partners Operating LLC (incorporated by reference to Exhibit 2.1 to Williams Partners L.P.’s Form 8-K (File No. 001-32599) filed with the SEC on November 21, 2006).

Exhibit 3.1	Amendment No. 3 to the Amended and Restated Limited Liability Company Agreement of Williams Partners L.P. dated December 13, 2006.

Exhibit 4.1	Indenture, dated December 13, 2006, by and among Williams Partners L.P., Williams Partners Finance Corporation and The Bank of New York.

Exhibit 4.2	Form of 7 1/4% Senior Note due 2017 (included as Exhibit 1 to Rule144A/Regulation S Appendix of Exhibit 4.1 hereto).

Exhibit 4.3	Registration Rights Agreement, dated December 13, 2006, by and between Williams Partners L.P., Williams Partners Finance Corporation, Citigroup Global Markets Inc., Lehman Brothers Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated.

Exhibit 4.4	Registration Rights Agreement, dated December 13, 2006, by and between Williams Partners L.P. and the purchasers named therein.

Exhibit 10.1	Contribution, Conveyance and Assumption Agreement, dated December 13, 2006, by and among Williams Energy Services, LLC, Williams Field Services Company, LLC, Williams Field Services Group, LLC, Williams Partners GP LLC, Williams Partners L.P. and Williams Partners Operating LLC.

Exhibit 99.1	Press Release of Williams Partners L.P. dated December 13, 2006.

+	Incorporated by reference.

#	Pursuant to Item 601(b)(2) of Regulation S-K, the Registrant agrees to furnish supplementally a copy of any omitted exhibit or schedule to the SEC upon request.